UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15[D] OF THE SECURITIES EXCHANGE ACT OF 1934

August 12, 2014
Date of Report
[Date of Earliest Event Reported]

NORTHSIGHT CAPITAL, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	000-53661	26-2727362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7740 East Evans Rd.
Scottsdale, AZ 85260
(Address of Principal Executive Offices)

(480) 385-3893
(Registrant’s Telephone Number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Former independent registered public accounting firm

On August 12, 2014, Northsight Capital, Inc. (the “Company” or “Registrant”) was notified by its independent registered public accounting firm, Mantyla McReynolds, LLC (“Mantyla”) that Mantyla had elected to not stand for reelection as the Company’s auditor for business reasons unrelated to the reviews or audited financials of the Company. Mantyla has audited the Company’s financial statements since March 8, 2010.

Mantyla’s report on the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principle, except for an explanatory paragraph relating to a substantial doubt regarding the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2013 and 2012, and through August 12, 2014, there were no disagreements with Mantyla on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Mantyla’s satisfaction, would have caused Mantyla to make reference to the subject matter of the disagreement in connection with its report.

During the fiscal years ended December 31, 2013 and 2012, and though August 12, 2014, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses in internal control over financial reporting.

The Company provided Mantyla with a copy of the disclosure contained in this Form 8-K and requested that it provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the contents of this disclosure. A copy of that letter, dated August 12, 2014, is attached as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On August 12 2014, the Company appointed Wolinetz, Lafazan & Company, CPA's, P.C. (“WL”) as its new independent registered public accounting firm, effective immediately, for the fiscal year ending December 31, 2014. This appointment was authorized and approved by the Company’s Board of Directors.

During the fiscal year ended December 31, 2013 and through August 12, 2014, the Company did not consult with WL on any accounting matter for a specified transaction, completed or proposed, or consult with WL for the type of audit opinion that might be rendered on the Company’s consolidated financial statements, where a written report or oral advice was provided that WL concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, the Company did not consult with WL on any “reportable events” as identified under Item 304(a)(2)(ii) of Regulation S-K.

SECTION 5 – CORPORATE GOVERANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

Effective August 13, 2014, the Registrant’s Board of Directors was enlarged to two persons and John Bluher was appointed by John Gorman, the sole director, to the Board of Directors of the Registrant to fill the resulting vacancy. In addition, Mr. Bluher was appointed Chief Executive Officer of the Registrant. Mr. Bluher will serve on the Board of Directors until the next annual meeting of shareholders and until his successors is duly elected, subject to earlier resignation or removal.

Following the appointment of Mr. Bluher as Chief Executive Officer of the Registrant, John Gorman resigned as director, President, Treasurer and Secretary of the Registrant, effective August 18, 2014. Following Mr. Gorman’s resignation, Mr. Bluher appointed John Venners to the Board of Directors of the Registrant to fill the resulting vacancy. Mr. Venners will serve on the Board of Directors until the next annual meeting of shareholders and until his successors is duly elected, subject to earlier resignation or removal.

Any compensation for members of the Registrant’s Board of Directors has yet to be determined.

In his capacity as Chief Executive Officer, Mr. Bluher will be responsible for overseeing the business and financial operations of the Registrant. Mr. Bluher’s employment agreement is for a term of one year, subject to earlier termination, and calls for the following compensation: an annual salary of $300,000, a signing bonus of 400,000 shares, and an 750,000 shares issuable in 3 equal installments of 250,000 shares on the following dates: October 1, 2014, January 1, 2015 and April 1, 2015.

John Bluher. Mr. Bluher is a specialist in managing and operating growing companies. He is also a specialist in investment management him, capital structuring, merger and acquisition, private equity and valuations of public and private. He has significant experience working with corporate structuring, corporate boards and committees, risk management, and public company corporate governance. He manages IR and PR for growing public companies and helps bring investors and create value through stock appreciation. His experience also includes negotiating transactions and purchases, and sales of assets and properties on a global basis. He has deep experience in creating and implementing corporate governance plans, working in the corporate board room, and as director of risk, developing internal audit programs and insurance programs for public companies.

Since November, 2013, Mr. Bluher has been a partner in Britlind Resources, LLC, a Texas based oil development and operating company. He is also a partner in World Wide Lottery, Inc. a company delivering smart phone applications for delivery of content focused in gaming and lottery management.

From July of 2011 until November, 2013, Mr. Bluher has been an EVP and Chief Operating Officer and co-Chairman of the Board of Directors for MusclePharm Corporation (“OTC:MSLP”) running capital, balance sheet and working a recapitalization and reorganization of the company. Under his guidance MSLP grew from $.005 per share to over $13.00 per share, by branding the product line, redeveloping marketing and distribution chains, and substantially increasing sales.

From October, 2010 until July, 2011, Mr. Bluher for, provided consulting services as a managing director of AFH Holdings, LLC, a California based leading private equity, financial advisory and management consultant firm which would invest in high growth companies, re-org and re-cap the companies and take them public. Mr. Bluher was responsible for managing transactions, business development, developing corporate governance standards and corporate structuring for companies.

From November 2009 until September, 2010, Mr. Bluher was a portfolio manager of Coachman Energy Funds at Caddis Capital, LLC, a private equity portfolio focused on oil and gas investments. Mr. Bluher assisted in raising capital, marketing and co-managed the fund. From February 2010 to August 2010, Mr. Bluher acted as investment banker and special financial advisor to the AARP Mutual Fund Board of Trustees in a platform divestiture.

From December 2007 to May 2009, Mr. Bluher served as managing director and general counsel at Lehman Brothers, Inc.’s (NYSE:LEH) investment management division. Mr. Bluher also served as global chief legal and compliance officer and managing director of Neuberger Berman, an investment management firm, from September 2008 until October 2009.

From August 2004 to June 2007, Mr. Bluher served as general counsel and director of risk and Janus Capital, Inc. (NYSE:JNS). From June 2002 to July 2004, Mr. Bluher served as executive vice president, general counsel and corporate secretary and director of risk management of Knight Trading Group (NASDAQ:NITE). From January 2001 to May 2002, Mr. Bluher served as senior vice president and global chief compliance officer for Prudential Securities, Inc. (NYSE:PRU). From October 1997 to January 2001, Mr. Bluher served as general counsel and chief compliance officer of Sun America, Inc. (NYSE:SAI) later (NYSE:AIG). From 1992 – 1997, Mr. Bluher served as senior vice president, regional and divisional Counsel at Prudential Securities, Inc. From 1987 to 1992, Mr. Bluher was senior counsel for the Division of Enforcement at the Securities and Exchange Commission.

Mr. Bluher holds a Bachelor of Science and a J.D. degree from the University of Wyoming and holds FINRA Series 7, Series 24 and Series 14 licenses. He has served on the boards of ICI Mutual Insurance Company, the NASDAQ Chairman’s Advisory Board, Cherry Hills Founders Group, Inc., MusclePharm Corp. (OTC:BB “MSLP”), Targeted Medical Pharma, Inc. (OTC:BB “TRGM”) and Chairman of the Board of Directors for Safe Communications, Inc., and the University of Wyoming Foundation Board, and College of Law Advisory Board. Mr. Bluher is a frequent speaker at financial services industry meetings and conferences.

John P. Venners. Since September, 2010, Mr. Venners has been President, CEO, and a director of Kuboo, Inc,, an Arizona based company focused on developing an internet portal that provides a safe environment for children to use and learn about the internet.

Mr. Venners has, since May and February, 2011, also served as Treasurer and director (respectively) of NCAP Security Systems, Inc., a subsidiary of Kuboo which was developing a corporate security business.

Since January, 2008, Mr. Venners has served as President of BioEcoTek – Hawaii, a company engaged in the waste-to-energy business. In June, 2009, Mr. Venners founded and has since been President of Harbor Energy Capital, a renewable energy consulting business. Prior to January, 2008 and since 1976, Mr. Venners was President of Venners and Company, Ltd., a Washington D.C based energy consulting firm. Mr. Venners has more than 35 years of experience in developing and managing private and public companies. He began his business career after working at the White House Office of Emergency Preparedness during the 1973-74 national crises. Venners realized early on the importance and benefits of understanding public policy and government initiatives in developing new, early stage companies. He was co-founder of KFX, Inc. which traded on the NYSE. In addition, he teamed up with Sumitomo Corp to introduce new, innovative technologies to the North American market. Venners founded and managed numerous entities involved in international trade. He has been quoted on numerous occasions, including in the Wall Street Journal, Business Week, the New York Times, the Washington Post, and has traveled the world extensively on behalf of his various business ventures.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

Exhibit Number	Description
16.1	Letter of Mantyla McReynolds, LLC addressed to the Securities and Exchange Commission dated August 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSIGHT CAPITAL, INC.

Date:

August 18, 2014

By:

/s/John Bluher

John Bluher

CEO

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